                                                                    EXHIBIT 10.1

                      SUPPLEMENTAL AGREEMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

         This is a Supplemental Agreement to Amended and Restated Loan and Security Agreement and (this "Agreement") made this 14th day of January, 2003, among HOLIDAY RV SUPERSTORES, INC., ("Holiday RV") a Delaware corporation, HOLIDAY RV SUPERSTORES OF SOUTH CAROLINA, INC., a South Carolina corporation, HOLIDAY RV SUPERSTORES WEST, INC., a California corporation, COUNTY LINE SELECT CARS, INC., a Florida corporation ("County Line"), HALL ENTERPRISES, INC., a Kentucky corporation, and HOLIDAY RV SUPERSTORES OF NEW MEXICO, INC., a New Mexico corporation (singularly, a "Borrower" and collectively, "Borrowers"); HOLIDAY RV RENTAL/LEASING, INC., a Florida corporation, LITTLE VALLEY AUTO & RV SALES, INC., a West Virginia corporation, HOLIDAY RV ASSURANCE SERVICE, INC., F/K/A HOLIDAY RV ASSURANCE CORPORATION, a Florida corporation, and RECREATION USA INSURANCE CORPORATION, a Florida corporation, HOLIDAY RV'S INSURANCE AGENCY, INC., an Arizona corporation (singularly, a "Guarantor" and collectively "Guarantors"), AGHI FINANCE CO, LLC., a Delaware limited liability company ("Lender"), and AGI HOLDING CORP., a Delaware corporation ("Holding").


                                    RECITALS

         WHEREAS, prior to March 8, 2001, Borrowers, Guarantors, and Banc of America Specialty Finance, Inc., a North Carolina corporation ("Specialty") and Bank of America, N.A., a national banking association (the "Bank" and collectively with Specialty called the "Prior Lender") were parties to certain credit facilities.

         WHEREAS, Borrowers requested an amended and restated credit facility from the Prior Lender, and on or about March 8, 2001, Borrowers and Guarantors entered into that certain Amended and Restated Loan and Security Agreement.

         WHEREAS, on or about June 18, 2001, the Prior Lender, Borrowers and Guarantors entered into a First Amendment to the Amended and Restated Loan and Security Agreement.

         WHEREAS, on or about January 10, 2002, the Prior Lender and Borrowers and Guarantors entered into that certain Second Amendment to Amended and Restated Loan and Security Agreement and Forbearance Agreement.

         WHEREAS, on or about March 15, 2002, the Prior Lender and Borrowers and Guarantors entered into that certain Third Amendment to Amended and Restated Loan and Security Agreement and Forbearance Agreement.

         WHEREAS, on or about November 11, 2002, the Prior Lender and Borrowers and Guarantors entered into that certain Fourth Amendment to Amended and Restated Loan and Security Agreement and Forbearance Agreement Extension (the "Fourth Amendment").

         WHEREAS, all capitalized terms used herein and not otherwise defined shall have the meanings given in the Amended and Restated Loan and Security

Agreement, First Amendment to the Amended and Restated Loan and Security Agreement, the Second Amendment to the Amended and Restated Loan and Security Agreement and Forbearance Agreement, the Third Amendment to Amended and Restated Loan and Security Agreement and Forbearance Agreement, the Fourth Amendment and the Fifth Amendment (collectively, the "Amended Loan Agreement").

         WHEREAS, the Lender have purchased all rights title and interest of the Prior Lender under the Amended Loan Agreement and the obligations of Borrowers thereunder.

         WHEREAS, Lender has valid, perfected liens and security interests in the Collateral.

         WHEREAS, the term "Loan Documents" shall include this Supplemental Agreement, the Fourth Amendment, and the Third Amendment to Amended and Restated Loan and Security Agreement and Forbearance Agreement, and Borrowers and Guarantors reaffirm the Recitals contained therein.

         WHEREAS, as of the date hereof, the following principal amount is due and owing to Lender under the Loan Documents (the "Current Outstanding Principal Amount"):

         Principal                                 $7,666,076.93

         WHEREAS, the above-stated amounts of principal as well as all interest, fees and other amounts due under the Loan Documents, including attorneys' fees and costs, and the obligations of Borrower under the promissory note dated November 11, 2002 (the "Holding Note") in the original principal amount of $3,300,000 payable to Holding or its assigns shall be collectively called the "Liabilities." The Liabilities continue to be and shall be secured by the Collateral.

         WHEREAS, the Borrowers and Guarantors have requested that Lender advance Borrowers the sum of $1,300,000 so that Borrowers can make certain payments necessary for the on-going conduct of business as set forth in Exhibit A attached hereto the "Payment Applications").

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Guarantors hereby agree with Lender as follows:


                                    AGREEMENT

                         ARTICLE 1 - GENERAL PROVISIONS

         1.1      RECITALS.

         The above Recitals are incorporated herein as if fully set out below.

         1.2      NO NOVATION.

         This Agreement does not novate or supercede the Loan Documents and only supplements them, and Borrowers and Guarantors reaffirm and ratify the terms, conditions and covenants of the Loan Documents, including but not limited to the Amended Loan Agreement, and the liens and security interests granted therein and agree that, except as expressly otherwise provided herein, their terms, conditions, and covenants shall remain in full force and effect.

         1.3      ACKNOWLEDGEMENTS AND AGREEMENTS.

                  (a) Borrowers and Guarantors acknowledge that Purchaser has acquired all right, title and interest of the Prior Lender in the Amended Loan Agreement and that the Currently Outstanding Principal Amount set forth above is due and owing under the Amended Loan Agreement.

                  (b) Borrowers and Guarantors acknowledge and agree that, by virtue of this Supplemental Agreement, Holding shall be a Lender under the Amended Loan Agreement, the Guaranties and the other Loan Papers, and the obligations of Borrower under the Holding Note shall constitute one of the Liabilities secured by the Collateral.

                  (c) All amounts outstanding under the Loan Documents (including the Holding Note by virtue of this Agreement) and this Agreement shall be and are secured by a first lien and security interest in all of the property pledged to Lender by the Borrowers and Guarantors, including but not limited to the Collateral, Deposit Accounts, Inventory, Equipment, Fixtures, Accounts, Chattel Paper, and the replacements, substitutions, additions and proceeds thereof.

                  (d) Borrowers and Guarantors acknowledge and agree that all obligations due and owing under the Amended Loan Agreement, including the Currently Outstanding Principal Amount, are currently due and payable as a result of current defaults under the Amended Loan Agreement, including but not limited to the failures and actions giving rise to make the Payment Applications, and that after the Payment Applications all obligations due and owing under the Amended Loan Agreement, including the Currently Outstanding Principal Amount and the advance pursuant to this Supplemental Agreement, will continue to be currently due and payable on demand by Lender, and Lender has no further obligation to make any Advances to Borrowers under the Amended Loan Agreement, nor is there any obligation of Lender to term out the indebtedness under the Amended Loan Agreement.

                  (e) Nothing contained in this Supplemental Agreement or otherwise shall be construed to limit or restrict the ability of the Lender to demand payment of all obligations due and owing under the Amended Loan Agreement, including the Currently Outstanding Principal Amount and the advance pursuant to this Supplemental Agreement, or exercise its remedies under the Amended Loan Agreement and that any forbearance in the same is solely at the discretion of the Lender. Borrowers and Guarantors acknowledge that Lender has voluntarily forborne from demanding payment of all amounts owed under the Amended

         Loan Agreement or exercising remedies under the Amended Loan Agreement. Further, Borrowers and Guarantors acknowledge and that, by entering into this Supplemental Agreement and making the Supplemental Advance pursuant to this Supplemental Agreement, Lender shall have no obligation to continue to forbear from demanding payment of all amounts owed under the Amended Loan Agreement or exercising remedies under the Amended Loan Agreement.

                  (f) Borrowers and Guarantors acknowledge and agree that the conditions under the Term Sheet dated October 25, 2002 (the "Term Sheet") among Holiday RV, Lender and the Stephen Adams Trust u.t.a dated September 15, 1997 (the "Adams Trust") have not been satisfied; provided, however, Lender and the Adams Trust have waived such conditions as to the conversion of the Series A Preferred Stock and Series AA-2 Preferred Stock of Holiday RV owned by Lender and the Adams Trust and have agreed to convert their shares of the Series A Preferred Stock and Series AA-2 Preferred Stock of Holiday RV on the terms of the Term Sheet if the other holder of Series A Preferred Stock converts its shares.

         1.4 AFFIRMATION, RELEASE AND WAIVER.

         Borrowers and Guarantors affirm, acknowledge and agree that the obligations of Borrowers and Guarantors under the Loan Documents are the valid and binding obligations of each such Borrower and Guarantor. Further, each of Borrowers and Guarantors represents and warrants that, as of the date hereof, there is no claim, counterclaim, setoff, or defense to the Loan Documents or Lender's exercise of any right or remedy available to Lender under any Loan Documents or at law or in equity. Borrowers and Guarantors waive and affirmatively agree not to allege or otherwise pursue any and every defense, affirmative defense, counterclaim, cause of action, setoff or other right that they have or may have as of the date hereof, whether known or unknown, legal or equitable, including, without limitation, any contest of (a) any defaults; (b) any provisions of any Loan Documents; (c) the rights of Lender in all of the Collateral and all products and proceeds thereof; (d) the security interest of Lender in any property, whether real or personal, tangible or intangible, or any right or other interest, now or hereafter arising in connection with the Collateral; (e) the conduct of Lender in administering any financing arrangement by and among Borrowers, Guarantors and Lender, or any of them, or (f) any rights or claims against Lender, the Adams Trust, Stephen Adams or any other entity owned or controlled by Stephen Adams, including but not limited to any claims arising under the Term Sheet.

         1.5 CORPORATE AUTHORIZATION.

         Each of Borrowers and Guarantors represents and warrants that it has taken all corporate action, including any approval of its respective shareholders and directors, necessary to its execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of their respective obligations hereunder, and each of them has entered into this Agreement fully understanding its terms and conditions and voluntarily and without duress and with the advice of counsel.

                      ARTICLE II -- SPECIAL PURPOSE ADVANCE

         2.1 SPECIAL PURPOSE ADVANCE. Notwithstanding the Lender is not obligated to make further advances under the Loan Documents, Lender is willing to advance Borrowers the sum of $1,300,000 (the "Special Advance") so that Borrowers can make the Payment Applications. Borrowers agree to use the proceeds from the Special Advance solely to make the Payment Applications. Promptly upon receipt of this Supplemental Agreement and an Out-of-State Affidavit duly executed by the Borrowers and Guarantors, Lender will make the Special Advance. The Special Advance shall be an Advance under the Amended Loan Agreement, shall bear interest at the rate provided in the Amended Loan Agreement and shall constitute one of the "Liabilities" under the Amended Loan Agreement so that repayment thereof is secured by the Collateral and the guaranties of the Guarantors.

         2.2 Without limiting the right of Lender to demand payment of the obligations under the Amended Loan Agreement, Borrowers and Guarantors hereby agree to apply proceeds from the any of the following sales to repay the Special
Advance: (a) the wholesale sale of Winnebago units listed on Exhibit B attached hereto, (b) the sale of the dealership in Las Cruces, New Mexico, or (c) the Net Proceeds (as hereinafter defined) from the retail sales of the Winnebago units listed on Exhibit B. The term "Net Proceeds" means the lesser of either (a) the cost of such unit to the Borrowers and Guarantors or (b) the sales price of such unit, less in either case the sales commission paid upon such retail sale.

         2.3 ORIGINATION FEE. Borrowers shall pay Lender an origination fee for the Special Advance of two percent (2%) of the amount of the Special Advance payable within five days of the date on which the Special Advance.

                    ARTICLE III -AMENDMENTS TO LOAN DOCUMENTS

         3.1 REPAYMENT OF ADVANCES. Without prejudice to the right of Lender to demand repayment of the outstanding obligations of Borrowers and Guarantors under the Loan Documents, including payment of principal, interest, fees and other amounts, Borrowers and Guarantors hereby agree to apply the following amounts to repay obligations under the Loan Documents: (a) the net proceeds from the sale of the Las Cruces, New Mexico dealership (the "Las Cruces Sale"), (b) the net proceeds from any new floor plan loan with any other lender using certain inventory of Borrowers and Guarantors, and (c) any cash not required for normal operations until (i) before the Las Cruces Sale, the outstanding principal amount outstanding under the Loan Documents is reduced to $7,000,000, and (ii) after the Las Cruces Sale, the outstanding principal amount outstanding under the Loan Documents is reduced to $3,500,000.

                           ARTICLE IV - MISCELLANEOUS

         4.1 ATTORNEY FEES AND COSTS.

         Borrowers and Guarantors agree to be liable for the actual attorneys' fees and expenses (including but not limited to audit fees, appraisals, security, receiver fees) incurred by Lender: (a) in connection with the defaults, negotiating, drafting, and closing this Supplemental Agreement up to the amount of $10,000.00 ("Lender's Expenses"), and (b) after execution of this

Supplemental Agreement in connection with the enforcement of Lender's rights and remedies, including fees and expenses incurred in collecting or liquidating the Collateral. Borrowers and Guarantors agree to pay Lender's Expenses on the date hereof.

         4.2 JOINDER BY GUARANTORS.

         Guarantors consent to and join in this Agreement and agree to be bound by its terms and conditions.

         4.3 BINDING EFFECT.

         This Agreement constitutes the entire understanding and agreement between the parties hereto, and shall be binding on the successors and assigns of each of Borrowers and Guarantors and shall inure to the benefit of Lender and its successors and assigns.

         4.4 COUNTERPARTS.

         This Agreement may be executed in counterpart and each of the counterparts shall be effective and enforceable.

         4.5 WAIVER OF JURY TRIAL.

         THE PARTIES HEREBY WAIVE ANY RIGHT TO JURY TRIAL WITH RESPECT TO ANY DISPUTE ARISING OUT OF THIS AGREEMENT AND AGREE THAT ANY LITIGATION ARISING OUT OF OR PERTAINING TO THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE CIRCUIT COURT FOR HILLSBOROUGH COUNTY, FLORIDA EXCEPT WITH RESPECT TO ACTIONS REQUIRED TO BROUGHT IN THE JURISDICTION WHERE COLLATERAL IS LOCATED FOR PURPOSES OF ENFORCING RIGHTS AGAINST THAT COLLATERAL.

         4.6 INDEMNIFICATION BY BORROWERS AND GUARANTORS.

         BORROWERS AND GUARANTORS, JOINTLY AND SEVERALLY, AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS LENDER, ITS AFFILIATES, AND ALL OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS, ATTORNEYS AND ASSIGNS, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY OF THEM IN ANY WAY RELATING TO OR ARISING OUT OF ANY LOAN PAPERS, ANY TRANSACTION RELATED HERETO OR THERETO, OR ANY ACT, OMISSION OR TRANSACTION OF ANY BORROWER, ANY SUBSIDIARY, ANY GUARANTOR OR ANY OF THEIR

AFFILIATES, OR ANY OF THEIR DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR REPRESENTATIVES; PROVIDED, HOWEVER, THAT BORROWERS SHALL NOT INDEMNIFY, DEFEND AND HOLD HARMLESS ANY INDEMNIFIED PERSON FOR LOSSES OR DAMAGES THAT COMPANY PROVES WERE CAUSED BY SUCH PERSON'S WILLFUL MISCONDUCT, GROSS NEGLIGENCE OR OTHER NEGLIGENCE. LENDER SHALL NOT BE LIABLE TO ANY BORROWER OR ANY SUBSIDIARY OR ANY GUARANTOR FOR ANY CONSEQUENTIAL DAMAGES. This indemnity shall survive repayment of Borrowers' obligations to Lender.

         4.7 BANKRUPTCY.

         AS A MATERIAL INDUCEMENT TO THE AGREEMENTS OF LENDER IN THIS AGREEMENT, BORROWERS AND GUARANTORS AGREE THAT IN THE EVENT THAT ANY BORROWER OR ANY GUARANTOR IS THE SUBJECT OF ANY INSOLVENCY, BANKRUPTCY, RECEIVERSHIP, DISSOLUTION, REORGANIZATION OR SIMILAR PROCEEDING, FEDERAL OR STATE, VOLUNTARY OR INVOLUNTARY, UNDER ANY PRESENT OR FUTURE LAW OR ACT, LENDER IS ENTITLED TO THE AUTOMATIC AND ABSOLUTE LIFTING OF ANY AUTOMATIC STAY AS TO THE ENFORCEMENT OF ITS REMEDIES UNDER THIS AGREEMENT AGAINST ANY COLLATERAL OR SECURITY INTEREST GRANTED TO LENDER OR AGAINST ANY ACCOUNT OF ANY BORROWER OR ANY GUARANTOR INCLUDING SPECIFICALLY, BUT NOT LIMITED TO THE STAY IMPOSED BY SECTION 362 OF THE UNITED STATES BANKRUPTCY CODE, AS AMENDED, OR ANY SIMILAR STATE LAW AND, TO ACCOMPLISH SUCH PURPOSES, BORROWERS AND GUARANTORS AGREE TO THE FULL EXTENT PERMITTED BY LAW NOT TO SEEK TO TAKE ADVANTAGE OF ANY APPRAISEMENT, VALUATION, STAY OR EXTENSION LAW NOW OR HEREAFTER IN FORCE, IN ORDER TO PREVENT OR HINDER THE ENFORCEMENT OF THIS AGREEMENT OR THE PROVISIONS OF THIS AGREEMENT. BORROWERS AND GUARANTORS HEREBY CONSENT TO THE IMMEDIATE LIFTING OF ANY SUCH AUTOMATIC STAY, AND WILL NOT CONTEST ANY MOTION BY LENDER TO LIFT SUCH STAY. BORROWERS AND GUARANTORS AGREE TO EXECUTE ALL DOCUMENTATION NECESSARY TO WAIVE OR PROVIDE FOR RELIEF FROM ANY STAY PROVISIONS UNDER ANY FEDERAL OR STATE LAW.

         4.8 RELEASE OF CLAIMS.

         AS A MATERIAL INDUCEMENT TO THE AGREEMENTS OF LENDER IN THIS AGREEMENT, BORROWERS AND GUARANTORS, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, DO HEREBY FULLY RELEASE AND FOREVER DISCHARGE LENDER, HOLDINGS, THE ADAMS TRUST, STEPHEN ADAMS AND THEIR RESPECTIVE SUCCESSORS IN INTEREST, ASSIGNS, OFFICERS, DIRECTORS, STOCKHOLDERS, AGENTS, SERVANTS, EMPLOYEES, SUBSIDIARIES AND AFFILIATES, OF AND FROM ANY AND ALL PAST, PRESENT OR FUTURE CLAIMS, DEMANDS, OBLIGATIONS, ACTIONS, CAUSES OF ACTION, RIGHTS, DAMAGES, COSTS, EXPENSES AND COMPENSATION OF ANY NATURE WHATSOEVER, WHETHER BASED ON A TORT, CONTRACT, STATUTORY LIABILITY OR ANY OTHER THEORY OF RECOVERY, WHICH ANY BORROWER OR ANY GUARANTOR NOW HAS OR MAY HEREAFTER ACCRUE OR OTHERWISE ACQUIRE, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING UP TO THE DATE OF THIS AGREEMENT.


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


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                 "BORROWERS"

                             HOLIDAY RV SUPERSTORES, INC.


                             By
                               ----------------------------------------------
                                Marcus A. Lemonis, Chief Executive Officer


                             HOLIDAY RV SUPERSTORES OF SOUTH CAROLINA, INC.


                             By
                               ----------------------------------------------
                                Marcus A. Lemonis, Chief Executive Officer


                             HOLIDAY RV SUPERSTORES WEST, INC.


                             By
                               ----------------------------------------------
                                Marcus A. Lemonis, Chief Executive Officer


                             HOLIDAY RV SUPERSTORES OF NEW MEXICO, INC.


                             By
                               ----------------------------------------------
                                Marcus A. Lemonis, Chief Executive Officer


                             COUNTY LINE SELECT CARS, INC.


                             By
                               ----------------------------------------------
                                Marcus A. Lemonis, Chief Executive Officer


                             HALL ENTERPRISES, INC.


                             By
                               ----------------------------------------------
                                Marcus A. Lemonis, Chief Executive Officer

                             "GUARANTORS"

                         HOLIDAY RV RENTAL/LEASING, INC.


                         By
                           ----------------------------------------------
                            Marcus A. Lemonis, Chief Executive Officer


                         LITTLE VALLEY AUTO & RV SALES, INC.


                         By
                           ----------------------------------------------
                            Marcus A. Lemonis, Chief Executive Officer


                         HALL ENTERPRISES, INC.


                         By
                           ----------------------------------------------
                            Marcus A. Lemonis, Chief Executive Officer

                         HOLIDAY RV ASSURANCE SERVICE, INC., F/K/A HOLIDAY RV ASSURANCE CORPORATION


                         By
                           ----------------------------------------------
                            Marcus A. Lemonis, Chief Executive Officer


                         RECREATION USA INSURANCE CORPORATION


                         By
                           ----------------------------------------------
                            Marcus A. Lemonis, Chief Executive Officer

                         HOLIDAY RV'S INSURANCE AGENCY, INC.


                         By
                           ----------------------------------------------
                            Marcus A. Lemonis, Chief Executive Officer

Confirmed and Approved:
SPECIAL OVERSIGHT COMMITTEE


By
   ---------------------------------
   Lee B. Saunders, Committee Member


                                     "LENDER"

                                 AGHI FINANCE CO, LLC


                                 By
                                   --------------------------------------------
                                     Paul Schedler, Vice President


                                     "HOLDING"

                                 AGI HOLDING CORP.


                                 By
                                   --------------------------------------------
                                     Paul Schedler, Vice President




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